SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 April 4, 2003
       -----------------------------------------------------------------
               Date of report (Date of earliest event reported)


                                   SLI, INC.
       -----------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Oklahoma                      0-25848                73-1412000
-----------------------------     -----------------      ------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
 of Incorporation)                 File Number)          Identification No.)


      500 Chapman Street, Canton Massachusetts                     02021
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     (Address of principal executive offices)                    (zip code)


                                (781) 828-2948
  --------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
-----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events.

         As previously reported, on September 9, 2002, SLI, Inc. (the "Company"), and certain of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court"), in Wilmington, Delaware.

         On April 4, 2003, the Company filed an Amended Notice of Filing of Monthly Operating Report covering the period from December 2, 2002 through December 29, 2002 (the "Monthly Operating Report"), with the Court as required by the Code. A copy of the Amended Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.

(a) Exhibits:

      Number       Description
      ------       -----------

      99.1 Notice of Filing of Amended Monthly Operating Report for period From December 2, 2002 through December 29, 2002 (including Exhibits).



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SLI, Inc.


                                             By: /s/ Robert J. Mancini
                                                 ---------------------------
                                             Name:  Robert J. Mancini
                                             Title: Chief Financial Officer


Date: April 11, 2003


                               INDEX TO EXHIBITS

    Number       Description
    ------       -----------

    99.1 Notice of Filing of Amended Monthly Operating Report for period from December 2, 2002 through December 29, 2002 (including Exhibits).

                                                                  EXHIBIT 99.1


                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
               UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED DECEMBER 29, 2002
                                    AMENDED


In re                                         | Case Nos. 02-12599 through
SLI, INC.,                                    | 02-12608
CHICAGO MINIATURE OPTOELECTRONIC              |
TECHNOLOGIES, INC.,                           |
ELECTRO-MAG INTERNATIONAL, INC.,              | Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING      |
INTERNATIONAL, INC.,                          |
SLI LIGHTING PRODUCTS, INC.,                  | Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                         |
SLI LIGHTING SOLUTIONS, INC., AND             |
CML AIR, INC.,                                |
                                              |
Debtors.                                      |
-----------------------------------------------


Attached are the Amended Monthly Operating Reports for the Debtors referenced below. Each Monthly Operating Report includes the following:


     ---------------------------------------------------------------------------------------------
     REQUIRED DOCUMENTS                                            Form Number   Document Attached
     ---------------------------------------------------------------------------------------------
     Flash Variance Report
     ---------------------------------------------------------------------------------------------
     Schedule of Cash Disbursements                                  MOR-1
     ---------------------------------------------------------------------------------------------
     Income Statement                                                MOR-2               X
     ---------------------------------------------------------------------------------------------
     Balance Sheet                                                   MOR-3               X
     ---------------------------------------------------------------------------------------------
     Consolidated Status of Postpetition Taxes                       MOR-4a
     ---------------------------------------------------------------------------------------------
     Consolidated Summary of Unpaid Postpetition Debts               MOR-4b
     ---------------------------------------------------------------------------------------------
     Accounts Receivable Reconciliation and Aging                    MOR-5a
     ---------------------------------------------------------------------------------------------
     Debtor Questionnaire                                            MOR-5b
     ---------------------------------------------------------------------------------------------


The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal December, which is covered by this report, runs from December 2, 2002 through December 29, 2002. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.).

The Income Statement and Balance Sheet for SLI, Inc. have been amended to correctly state year-end expense accruals. No other schedules to the December MOR have been modified and therefore are not attached.


I declare under penalty of perjury (28 U.S.C. Section 1746) those these report and the attached documents are true and correct to the best of my knowledge and belief.


             04/04/03               /s/ Robert J. Mancini
           ---------------          ----------------------------------------
           Date                     Robert J. Mancini, Executive Vice
                                    President & CFO

In re: SLI Inc.                 Case No.: 02-12599, 12600, 12602, 12606, 12608
                                 Reporting Period:Dec. 2, 2002 - Dec. 29, 2002


                                    Amended
                            Statement of Operations
                                   $US (000)



                                                                                       Cumulative
SLI INC.(1)                                                          December        Filing to Date

NET SALES
     Outside Sales                                                   $4,182              $19,311
     Intercompany                                                       $23                  110
Total                                                                 4,205               19,421

COST OF GOODS SOLD                                                    3,561               16,939

GROSS PROFIT                                                            644                2,482

Selling, General & Administration                                       870                6,701
Loss on Impairment of Assets                                              -                    -
One time cost                                                         2,340               15,589
Restructuring                                                             -                    -
                                                                          -                    -
OPERATING INCOME                                                     (2,566)             (19,808)

OTHER (INCOME) EXPENSE:
     Interest Expense, net                                               94                6,407
     Related Party Interest Expense                                                          (26)
     (Gain)/loss on sale of assets                                    1,309                1,309
     Minority interest                                                                         -
     Other, net                                                                              697

INCOME BEFORE TAX                                                    (3,969)             (28,195)

INCOME TAXES                                                              -                  274

NET INCOME                                                          $(3,969)            $(28,469)

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago
Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc.,
Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.          Case No.: 02-12599, 12600, 12602, 12606, 12608
                                Reporting Period: Dec. 2, 2002 - Dec. 29, 2002

                                    Amended
                                 BALANCE SHEET
                                   $US (000)


                                                                   Book Value at End of
SLI INC.(1)                                                        Current Reporting Month

                                                                          December
CURRENT ASSETS
       Cash and Cash Equivalents                                            5,311
       Accounts Receivable                                                 13,820
       Income Tax Receivable                                                    -
       Receivables from Shareholder                                             -
       Inventories                                                         12,617
       Prepaid Income Taxes                                                     -
       Prepaid Expenses and Other Current Assets                            6,565
       Intercompany Receivables                                           856,739
TOTAL CURRENT ASSETS                                                      895,052

PROPERTY AND EQUIPMENT
       Gross PPE                                                           28,798
       Less: Accumulated Depreciation                                     (10,683)
TOTAL PROPERTY AND EQUIPMENT                                               18,115

OTHER ASSETS
       Investments in Subsidiary                                           81,636
       Goodwill                                                             2,768
       Other Intangible Assets                                              1,706
       Deferred Charges                                                         -
       Other Assets                                                           791

TOTAL ASSETS                                                           $1,000,068

CURRENT LIABILITIES
       Short Term Notes Payable                                                 -
       Current Portion of Long-Term Debt                                        -
       DIP Facility                                                        13,700
       Current Portion of Capital Lease Obligations                             -
       Accounts Payable                                                     4,206
       Customer Deposits                                                        -
       Accrued Legal Expenses                                                   -
       Other Accrued Expenses                                              17,682
       Accrued Start-up Costs                                                   -
       Accrued Income Taxes Payable                                         8,217
       Short-Term Deferred Taxes                                                -
       Intercompany Payables                                               18,052
TOTAL CURRENT LIABILITIES                                                  61,857

LONG-TERM DEBT, Less current portion                                            -

SUBORDINATED DEBT DUE TO RELATED PARTY,                                         -
Less Current Portion                                                            -

OTHER LIABILITIES:
       Deferred Income Taxes                                                2,825
       Pension Liability                                                        -
       Long term capital lease obligations                                      -
       Minority interest                                                        -
       Other Long-Term Liabilities                                          4,226
TOTAL OTHER LIABILITIES                                                     7,051

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                              380,652
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                           419,287

STOCKHOLDER'S EQUITY
       Common Stock                                                           190
       Additional Paid-in Capital                                         230,150
       Retained Earnings                                                  (98,929)
       Currency Translation Adjustment                                       (190)
       Less:  Treasury Stock at Cost                                            -
TOTAL STOCKHOLDER'S EQUITY                                                131,221

TOTAL LIABILITIES AND OWNERS EQUITY                                    $1,000,068

NOTE: Subject to quarter end review and adjustments.

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago
Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc.,
Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc
